Exhibit 10.2
PLEDGE AND SECURITY AGREEMENT
PLEDGE AND SECURITY AGREEMENT, dated as of May 25, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among PLAYBOY ENTERPRISES, INC., a Delaware corporation (the “Borrower”), PLBY GROUP, INC., a Delaware corporation (“Holdings”), each of the Subsidiaries of the Borrower identified under the caption “OBLIGORS” on the signature pages hereto and each entity, if any, that becomes a “Subsidiary Guarantor” hereunder as contemplated by Section 5.13 (collectively, the “Subsidiary Guarantors” and, together with Holdings and the Borrower, the “Obligors”), and ACQUIOM AGENCY SERVICES LLC, as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Collateral Agent”).
WHEREAS, the Borrower, Holdings, the Subsidiary Guarantors, the Lenders from time to time party thereto, Acquiom Agency Services LLC, as administrative agent for the Lenders (in such capacity, together with its permitted successors in such capacity, the “Administrative Agent”), and the Collateral Agent are parties to that certain Credit and Guaranty Agreement dated as of May 21, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans) to be made by such Lenders to the Borrower;
WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Obligors may from time to time enter into one or more Hedging Agreements with one or more Lender Counterparties;
WHEREAS, the Borrower is a member of an affiliated group of Persons that includes the Subsidiary Guarantors;
WHEREAS, the Obligors are the direct or indirect legal and beneficial owners of all of the Pledged Shares more particularly described on Annex 3 attached hereto;
WHEREAS, each Subsidiary Guarantor, as a Subsidiary of the Borrower, will derive substantial direct and indirect benefits from the making of the Loans to the Borrower pursuant to the Credit Agreement (which benefits are hereby acknowledged by each Subsidiary Guarantor); and
WHEREAS, to induce such Lenders to enter into the Credit Agreement and to extend credit thereunder (including credit to be made available by the Borrower to the Subsidiary Guarantors) and under the Hedging Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor has agreed to grant a security interest in the Collateral as security for the Secured Obligations.
Accordingly, the parties hereto agree as follows:
Section 1.    Definitions, Etc.
1.01    Certain Uniform Commercial Code Terms. As used herein, the terms “Accession”, “Account”, “As-Extracted Collateral”, “Chattel Paper”, “Commercial Tort Claims”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Farm Products”, “Fixture”, “General Intangible”, “Goods”, “Health-care-insurance receivable”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Manufactured Home”, “Payment Intangible”, “Proceeds”, “Promissory Note”, “Record”, “Supporting Obligation”, “Software” and “Tangible Chattel Paper” have the respective meanings set forth in Article 9 of the NYUCC, and the terms “Certificated Security”, “Entitlement Holder”, “Financial Asset”, “Instruction”, “Securities Account”, “Security” and “Security Entitlement” have the respective meanings set forth in Article 8 of the NYUCC.
1.02    Additional Definitions. In addition, as used herein:

“Collateral” has the meaning assigned to such term in Section 3.
“Contract” means all written contracts and agreements between any Obligor and any other Person (in each case, whether third party or intercompany) as the same may be amended, extended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, including (i) all rights of any Obligor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Obligor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of any Obligor to damages arising thereunder and (iv) all rights of any Obligor to terminate and to perform and compel performance of, such contracts and to exercise all remedies thereunder.
“Copyright Collateral” means all Copyrights, whether now owned or hereafter acquired by any Obligor, including each Copyright identified in Annex 4.
“Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including all renewals and extensions thereof, all rights to sue and recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto.
“Copyrights Security Agreement” has the meaning assigned to such term in Section 4.01(d).
“Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit D delivered by an Obligor pursuant to Section 5.13.
“Excluded Property” has the meaning assigned to such term in Section 3.
“Excluded Equipment” means at any date any Equipment of an Obligor which is subject to a Capital Lease Obligation or Purchase Money Obligation, which is permitted under Section 6.1 of the Credit Agreement if and to the extent that (i) the express terms of a valid and enforceable restriction in favor of a Person who is not an Obligor or an Affiliate of an Obligor contained in the agreements or documents granting or governing such Capital Lease Obligation or Purchase Money Indebtedness prohibit an assignment thereof, or a grant of a security interest therein, by an Obligor or provide that a grant of a security interest therein by an Obligor would result in a forfeiture of any of such Obligor’s rights thereunder and (ii) such restriction relates only to the asset or assets acquired by an Obligor with the proceeds of such Capital Lease Obligation or Purchase Money Obligation or the asset or assets acquired by such Obligor with the proceeds of another Capital Lease Obligation or Purchase Money Indebtedness provided by the same Person; provided that all Proceeds paid or payable to any Obligor from any sale, transfer or assignment or other voluntary or involuntary disposition of such Equipment and all rights to receive such Proceeds shall be included in the Collateral, in each case to the extent that such Proceeds do not otherwise constitute Excluded Property.
“Government Contract” means any Contract of an Obligor with any Governmental Authority.
“Government Receivable” means any Receivable of an Obligor pursuant to or in connection with a Government Contract.
“Initial Pledged Shares” means the Equity Interests of each Issuer beneficially owned by any Obligor on the date hereof and identified in Annex 3 (Pledged Shares).
“Insurance” means all property and casualty insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof).

“Intellectual Property” means, collectively, all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Person, including intellectual property rights in inventions (whether or not patentable), designs, Patents, Copyrights, Trademarks, trade secrets, domain names, Licenses, confidential or proprietary technical and business information (including all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured, all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data), know-how, show-how or other data or information, software and databases, and all causes of action, claims and warranties now or hereafter owned or acquired by any Obligor in respect of any of the items listed above.
“Intellectual Property Security Agreements” has the meaning assigned to such term in Section 4.01(d).
“Issuers” means, collectively, (i) the respective Persons identified on Annex 3 (Pledged Shares) under the caption “Issuer”, (ii) any other Person that shall at any time be a direct, wholly owned Subsidiary of any Obligor, and (iii) the issuer of any Equity Interests hereafter owned by any Obligor.
“Licenses” means all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Obligor.
“NYUCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
“Patent Collateral” means all Patents, whether now owned or hereafter acquired by any Obligor, including each Patent identified in Annex 4, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto.
“Patents” means all patents and patent applications, including the inventions, designs and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto throughout the world.
“Patents Security Agreement” has the meaning assigned to such term in Section 4.01(d).
“Pledged Shares” means, collectively, (i) the Initial Pledged Shares and (ii) all other Equity Interests of any Issuer now or hereafter owned by any Obligor (but excluding any of the outstanding voting Equity Interests of a Foreign Subsidiary or Foreign Subsidiary Holding Company in excess of 65% of the voting power of all classes of Equity Interests of such entity entitled to vote), together in each case with (a) all certificates representing the same, to the extent certificated, (b) all Equity Interests, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares, and (c) without prejudice to any provision of any of the Credit Documents prohibiting any merger or consolidation by an Issuer, all Equity Interests of any successor entity of any such merger or consolidation.
“PTO” means the United States Patent and Trademark Office.

“Receivable” means all Accounts and any other right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance.
“Secured Parties” means, collectively, the Lenders, the Administrative Agent, the Collateral Agent and any other holder from time to time of any of the Secured Obligations and, in each case, their respective successors and assigns.
“Secured Obligations” means the “Obligations” as defined in the Credit Agreement.
“Trademark Collateral” means all Trademarks, whether now owned or hereafter acquired by any Obligor, including each Trademark identified in Annex 4, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.
“Trademarks” means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations, all rights to recover for all past, present and future infringements thereof and all rights to sue therefor, and all rights corresponding thereto throughout the world.
“Trademarks Security Agreement” has the meaning assigned to such term in Section 4.01(d).
1.03    Terms Generally. Terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement or, if not defined in the Credit Agreement, in the NYUCC. The definitions of terms herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sublease and sub-license, as applicable.
Section 2.    Representations and Warranties. Each Obligor represents and warrants to the Collateral Agent for the benefit of the Secured Parties, on the Closing Date, that the following statements are true and correct (it being understood and agreed that the representations and warranties made on the Closing Date are deemed to be made concurrently with, and after giving effect to, the consummation of the Related Transactions), that:
2.01    Title. Such Obligor is the sole beneficial owner of the Collateral in which it grants a security interest pursuant to Section 3 and no Lien exists upon the Collateral (and no right or option to acquire the same exists in favor of any other Person) other than (a) the security interest created or provided for herein, which security interest constitutes a First Priority Lien on the Collateral and (b) the Permitted Liens.

2.02    Names, Etc. The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable), mailing address and chief executive office of each Obligor as of the date hereof are correctly set forth in Annex 1. Annex 1 also correctly specifies for any Obligor that is not a registered organization or is not organized under any State (including the District of Columbia) of the United States (a) the place of business of each Obligor or, if such Obligor has more than one place of business, the location of the chief executive office of such Obligor and (b) each location where, to the knowledge of any Obligor, any financing statement naming such Obligor as debtor is currently on file. Also set forth in Annex 1 is a description of all the occasions in which any of the Obligors has acquired the Equity Interests of another entity or substantially all the assets of another entity within the past five years (including the exact legal name and jurisdiction of organization of such entity).
2.03    Changes in Circumstances. Except to the extent permitted by the Credit Agreement, such Obligor has not, except as specified in Annex 2, (a) within the period of four (4) months prior to the date hereof, changed its “location” (as defined in Section 9-307 of the NYUCC) or (b) heretofore changed its name or changed its identity or corporate structure within the past five (5) years.
2.04    Pledged Shares. The Initial Pledged Shares constitute (a) 100% of the issued and outstanding Equity Interests of each wholly-owned Domestic Subsidiary directly owned by each Obligor on the date hereof (other than any Equity Interests held in a Securities Account referred to in Annex 5), whether or not registered in the name of such Obligor and (b) in the case of each Issuer that is a Foreign Subsidiary or a Foreign Subsidiary Holding Company, (i) 65% of the issued and outstanding Equity Interests of voting stock of such Issuer and (ii) 100% of all other issued and outstanding Equity Interests of capital stock of whatever class of such Issuer directly owned by such Obligor on the date hereof, in each case whether or not registered in the name of such Obligor. Annex 3 (Pledged Shares) correctly identifies, as at the date hereof, the respective Issuers of the Initial Pledged Shares and (in the case of any corporate Issuer) the respective class and par value of such Equity Interests, whether such Equity Interests are certificated and the respective number of such Equity Interests (and registered owner thereof) represented by each such certificate.
The Initial Pledged Shares are, and all other Pledged Shares in which such Obligor shall hereafter grant a security interest pursuant to Section 3 will be, (i) duly authorized, validly existing, fully paid and non-assessable (in the case of any Equity Interests issued by a corporation) and (ii) duly issued and outstanding (in the case of any Equity Interest in any other entity), and none of such Pledged Shares are or will be subject to any contractual restriction, or any restriction under the charter, by-laws, partnership agreement or other organizational instrument of the respective Issuer thereof, upon the pledging of such Pledged Shares (except for any such restriction contained herein or in the Credit Documents, or under such organizational instruments).
2.05    Promissory Notes, Instruments and Tangible Chattel Paper. Annex 3 (Promissory Notes) sets forth a complete and correct list of all Promissory Notes (including any intercompany notes), Instruments and Tangible Chattel Paper owned by any Obligor on the date hereof.
2.06    Intellectual Property. Annex 4 sets forth a complete and correct list of (a) all Trademarks registered in the United States and all Patents owned by such Obligor and (b) all Trademarks registered in foreign jurisdictions (other than the United States) and all Copyrights owned by such Obligor, in each case, that are used or useful in the business of any Obligor on the date hereof (or, in the case of any supplement to said Annex 4, as of the date of such supplement).
2.07    Deposit Accounts, Securities Accounts and Commodity Accounts. Annex 5 sets forth a complete and correct list of all Deposit Accounts, Securities Accounts and Commodity Accounts (other than Excluded Accounts) of the Obligors on the date hereof.
2.08    Commercial Tort Claims. Annex 6 sets forth a complete and correct list of each Commercial Tort Claim owned by the Obligors on the date hereof and having a value in excess of $500,000.

2.09    Letter-of-Credit Rights. Annex 7 sets forth a complete and correct list of all letters of credit issued in favor of each Obligor (as beneficiary thereunder) on the date hereof and having a value in excess of $500,000.
2.10    Fair Labor Standards Act. Any goods now or hereafter produced by such Obligor or any of its Subsidiaries included in the Collateral have been and will be produced in compliance in all material respects with the requirements of the Fair Labor Standards Act, as amended.
2.11    Special Collateral. As of the date hereof, none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-care-insurance receivables, (5) Government Receivables or (6) aircraft, aircraft engines, satellites, ships or railroad rolling stock.
2.12    Benefit to Each Obligor. The Obligors are members of an affiliated group of Persons, and the Obligors are engaged in related businesses. The obligations of each Obligor pursuant to this Agreement reasonably may be expected to benefit each other Obligor.
2.13    Pledged Shares. (a) Except for the security interest created hereby, each Obligor is and will at all times (except as otherwise permitted under the Credit agreement) be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Shares indicated on Annex 1 as being owned by such Obligor and, when acquired by such Obligor, any Pledged Shares acquired after the Closing Date; (b) (i) all of the Pledged Shares issued as of the date hereof are duly authorized, validly issued, fully paid and nonassessable and (ii) all of the Pledged Shares constitute the percentage of the issued and outstanding Equity Interests identified on Annex 1 as supplemented or modified by any Pledged Interests Addendum or any Counterpart Agreement executed and delivered under this Agreement; (c) such Obligor has the right and requisite authority to pledge the Investment Property pledged by such Obligor to the Collateral Agent for the benefit of the Secured Parties, as provided herein; (d) all actions necessary to perfect and establish the First Priority of, or otherwise protect, the Collateral Agent’s Liens in the Investment Property pledged pursuant to this Agreement, and the proceeds thereof, have been duly taken, upon the (i) execution and delivery of this Agreement, (ii) subject to the timeframe set forth in Section 5.14(a) of the Credit Agreement, delivery of the Pledged Shares represented by certificates to the Collateral Agent, for the benefit of the Secured Parties, in a suitable form for pledging by delivery (assuming the Collateral Agent continues to have control of such Pledged Shares) or accompanied by duly executed assignments in blank and (iii) the filing of financing statements in the applicable jurisdiction set forth on Annex 1 for such Obligor with respect to the Pledged Shares owned by such Obligor that are not represented by certificates. None of the Pledged Shares owned or held by such Obligor has been issued or transferred to Obligor in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.
2.14    Consents; Authorizations, Etc.. No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a security interest by such Obligor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Obligor, or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Collateral pursuant to this Agreement, except (A) as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities, (B) consents or approvals that have been obtained and that are still in force and effect, (C) with respect to registered copyrights only, the recordation of the Copyrights Security Agreement with the United States Copyright Office, (D) customary procedures required by applicable law in connection with the foreclosure or other realization on the security interest, (E) filings and recordings with respect to the Collateral required to be made, or otherwise delivered to the Collateral Agent for filing or recordation, as of the Closing Date or thereafter, in each case, in accordance with the Credit Documents, and (F) on or prior to the date that they are required to be made pursuant to the terms of the Credit Documents, other filings, recordings or other actions necessary to perfect Liens granted to the Collateral Agent, for the benefit of the Secured Parties, in Collateral.

2.15    Limited Liability Companies; Partnerships, Etc.. As to the limited liability company or partnership interests, issued under any operating agreement or partnership agreement of any Obligor and which are not, by the terms of such operating agreement or partnership agreement, Certificated Securities, each Obligor hereby represents and warrants that such Pledged Shares issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, and (C) are not held by such Obligor in a Securities Account. In addition, none of the operating agreements, partnership agreements or any other agreements governing any of such Pledged Shares issued under any such agreement, provide that such Pledged Shares are securities governed by Article 8 of the UCC.
Section 3.    Collateral. As collateral security for the payment and performance in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Obligor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a Lien on and a security interest in all personal property and Fixtures of such Obligor including, without limitation, all of such Obligor’s right, title and interest in, to and under the following property, in each case whether tangible or intangible, wherever located, and whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all of the property described in this Section 3 being collectively referred to herein as “Collateral”):
(a)    all Accounts, Receivables (including all Supporting Obligations and collateral securing Receivables) and Receivables Records;
(b)    all As-Extracted Collateral;
(c)    all Chattel Paper;
(d)    all Deposit Accounts;
(e)    all Documents;
(f)    all Equipment;
(g)    all Fixtures;
(h)    all General Intangibles;
(i)    all Goods not covered by the other clauses of this Section 3;
(j)    the Pledged Shares;
(k)    all Instruments, including all Promissory Notes;
(l)    all Insurance;
(m)    all Intellectual Property;
(n)    all Inventory;
(o)    all Investment Property, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts;
(p)    all Letter-of-Credit Rights;
(q)    all Money, as defined in Section 1-201(24) of the NYUCC;

(r)    all Commercial Tort Claims including, without limitation, the Commercial Tort Claims described in Annex 6;
(s)    all other tangible and intangible personal property whatsoever of such Obligor; and
(t)    all Supporting Obligations and all Proceeds of any of the Collateral, all Accessions to and substitutions and replacements for, any of the Collateral, and all offspring, rents, profits and products of any of the Collateral, and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor), provided that Collateral shall not include: (1) any lease, license, contract, property rights or agreement to which any Obligor is a party (or to any of its rights or interests thereunder) if the grant of such security interest would constitute or result in either (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Obligor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective by Section 9 406, 9 407, 9 408 or 9 409 of the UCC), provided that the Collateral shall include, and the security interest granted by each Obligor shall attach to, immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, any portion of such lease, license, contract, property rights or agreement not subject to the prohibitions specified in (i) or (ii) above (but without obligating such Obligor to cause such license, contract or agreement to contain severable provisions not subject to the prohibitions specified in (i) or (ii) above), provided further, that the exclusions referred to in this clause (1) shall not include any Proceeds of any such lease, license, contract, property rights or agreement solely to the extent such Proceeds do not otherwise constitute Excluded Property, (2) motor vehicles and other assets to the extent subject to a certificate of title statute, (3) Letter-of-Credit Rights (other than to the extent consisting of a supporting obligation that can be perfected by the filing of a financing statement), (4) any governmental licenses or state or local franchises, charters or authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby, after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction, (5) any Equity Interests in any partnership (to the extent such partnership is not a wholly owned Subsidiary of such Obligor), joint venture, or other non-wholly owned Subsidiary, in each case to the extent the grant of a security interest therein is prohibited by the organizational documents of the issuer or such Equity Interests, except to the extent such prohibitions or restrictions are ineffective under applicable law, (6) any intent-to-use United States trademark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or (d), respectively, or, if filed, has not been deemed in conformance with 15 U.S.C. § 1051 (a) or (c), in each case, only to the extent the grant of security interest in such intent-to-use Trademark is in violation of 15 U.S.C. § 1060 and only unless and until a “Statement of Use” or “Amendment to Allege Use” is filed, has been deemed in conformance with 15 U.S.C. § 1051 (a) and (c) or examined and accepted, respectively, by the United States Patent and Trademark Office, (7) any Excluded Equipment, (8) any of the outstanding voting Equity Interests of a Foreign Subsidiary or Foreign Subsidiary Holding Company in excess of 65% of the voting power of all classes of Equity Interests of such entity entitled to vote, (9) those assets to which the Requisite Lenders and the Borrower each agree that any of the cost, difficulty, burden or consequences (including any adverse tax consequences) of obtaining such a security interest are materially excessive in relation to the benefit to the Lenders of the security to be afforded thereby and (10) assets held by the Aircraft SPV (for so long as it has no material assets (other than the Aircraft and the other assets related to the Aircraft to which it has title for purposes of complying with its obligations under the Aircraft Indebtedness), no material liabilities (other than the Aircraft Indebtedness and liabilities incidental thereto) and no material operations (other than the operation and maintenance of the Aircraft and operations incidental thereto)) and the Aircraft SPV Holdco (for so long as it has no material assets (other than the Equity Interests of the Aircraft SPV), no material liabilities (other than the Aircraft Indebtedness) and no material operations) (each of the foregoing, the “Excluded Property”).

Section 4.    Covenants; Remedies. In furtherance of the grant of the security interest pursuant to Section 3, the Obligors hereby jointly and severally agree with the Collateral Agent for the benefit of the Secured Parties as follows:
4.01    Delivery and Other Perfection. Each Obligor shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents or other papers as may be reasonably necessary or, in the reasonable judgment of the Requisite Lenders, desirable to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto, or, in the reasonable judgment of the Requisite Lenders, to enable the Collateral Agent (acting at the direction of the Requisite Lenders) to exercise and enforce its rights hereunder with respect to such security interest, and without limiting the foregoing, shall:
(a)    if any of the Pledged Shares, Investment Property or Financial Assets constituting part of the Collateral are received by such Obligor, are Certificated Securities and are not deposited into a Securities Account, then such Obligor shall promptly (x) deliver to the Collateral Agent, for the benefit of the Secured Parties, the certificates or instruments representing or evidencing the same, duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as the Requisite Lenders may reasonably request, all of which thereafter shall be held by the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms of this Agreement, as part of the Collateral and (y) take such other action as the Requisite Lenders may reasonably request to duly record or otherwise perfect the security interest created hereunder in such Collateral;
(b)    promptly from time to time deliver to the Collateral Agent any and all Instruments constituting part of the Collateral and having an individual value in excess of $500,000, in each case endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Requisite Lenders may reasonably request; provided that (other than in the case of the promissory notes described in Annex 3 (Part B)) so long as no Event of Default shall have occurred and be continuing, such Obligor may retain for collection in the ordinary course any Instruments received by such Obligor in the ordinary course of business and the Collateral Agent shall, at the expense of such Obligor, promptly upon reasonable request of such Obligor (through the Borrower), make appropriate arrangements for making any Instrument delivered by such Obligor available to such Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent requested by the Requisite Lenders in writing, against trust receipt or like document);
(c)    promptly from time to time enter into such Control Agreements as a required pursuant to Section 5.13 of the Credit Agreement; and
(d)    promptly execute and deliver to the Collateral Agent a Trademarks Security Agreement substantially in the form of Exhibit A hereto (collectively, the “Trademarks Security Agreement”), a Patents Security Agreement substantially in the form of Exhibit B hereto (collectively, the “Patents Security Agreement”), and a Copyrights Security Agreement substantially in the form of Exhibit C hereto (collectively, the “Copyrights Security Agreement” and collectively with the Trademarks Security Agreement and the Patents Security Agreement, the “Intellectual Property Security Agreements”), as necessary to record the security interest granted herein to the Collateral Agent for the benefit of the Secured Parties with the PTO, the United States Copyright Office, and any other applicable Governmental Authority, as applicable.
Notwithstanding anything herein or in the other Loan Documents to the contrary, Collateral Agent shall not have any responsibility for the preparation, filing or recording of any mortgage, instrument, document or financing statement or for the perfection, monitoring or maintenance of any security interest created hereunder or under any other Loan Document.

4.02    Other Financing Statements or Control. Except as otherwise permitted under Section 6.2 of the Credit Agreement, no Obligor shall (a) file or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties, or (b) cause or permit any Person other than the Collateral Agent to have “control” (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the NYUCC) of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.
4.03    Preservation of Rights. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.
4.04    Special Provisions Relating to Certain Collateral.
(a)    Pledged Shares.
(i)    The Obligors will cause the Pledged Shares to constitute at all times (1) 100% of the total number of Equity Interests of each Issuer other than a Foreign Subsidiary or Foreign Subsidiary Holding Company then outstanding, owned by the Obligors and (2) in the case of any Issuer that is a Foreign Subsidiary of Foreign Subsidiary Holding Company, 65% of the total number of Equity Interests of voting stock of such Issuer and 100% of the total number of Equity Interests of all other classes of Equity Interests of such Issuer then issued and outstanding owned by the Obligors.
(ii)    Until an Event of Default shall have occurred and be continuing, the Obligors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Shares for all purposes not inconsistent with the terms of this Agreement, the other Credit Documents or any other agreement relating to any Secured Obligation, provided that the Obligors jointly and severally agree that they will not vote the Pledged Shares in any manner that is inconsistent with the terms of this Agreement, the other Credit Documents or any other agreement relating to any Secured Obligation, or in any manner materially adverse to the Collateral Agent’s or Lenders’ rights, remedies or interest in any of the Credit Documents; and, at the sole expense of the Obligors, the Collateral Agent shall execute and deliver to the Obligors or cause to be executed and delivered to the Obligors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligors may reasonably request for the purpose of enabling the Obligors to exercise the rights and powers that they are entitled to exercise pursuant to this Section 4.04(a)(ii).
(iii)    Unless and until an Event of Default shall have occurred and be continuing, the Obligors shall be entitled to receive and retain any dividends and other distributions or other Proceeds on the Pledged Shares for all purposes not inconsistent with the terms of this Agreement, the other Credit Documents or any other agreement relating to any Secured Obligation; provided, that any non-cash dividends, distributions or Proceeds shall be forthwith delivered to the Collateral Agent to hold as Collateral pursuant to Section 4.01.

(iv)    If an Event of Default shall have occurred and be continuing, whether or not the Secured Parties or any of them exercise any available right to declare any Secured Obligations due and payable or seek or pursue any other relief or remedy available to them under applicable law or under this Agreement, the Credit Documents or any other agreement relating to such Secured Obligation, upon written notice from the Collateral Agent to the Borrower, all rights of the Obligors under clause (ii) shall cease and be vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights, and all dividends and other distributions or other Proceeds on the Pledged Shares shall be paid directly to the Collateral Agent and retained by it in a segregated account (the “Collateral Account”) as part of the Collateral, subject to the terms of this Agreement, and, if the Requisite Lenders shall so request in writing, the Obligors jointly and severally agree to execute and deliver to the Collateral Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured or waived, and notice of the same delivered in writing to the Collateral Agent by the Requisite Lenders any such dividend or distribution theretofore paid to the Collateral Agent then held in the Collateral Account shall, upon request of the Obligors (except to the extent theretofore applied to the Secured Obligations), be returned by the Collateral Agent to the Obligors. All dividends and distributions or other Proceeds which are received by any Obligor contrary to the provisions of Section 4.04(a)(iii) or (iv) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Obligor and shall immediately be paid over to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).
(v)    Each Obligor hereby expressly authorizes each Issuer of any Pledged Shares pledged hereunder and each such Issuer that is an Obligor hereby agrees to (A) comply with any Instruction received by it from the Collateral Agent in writing (acting at the direction of the Requisite Lenders) that (I) states that an Event of Default has occurred and is continuing and (II) is otherwise in accordance with the terms of this Agreement, without any other or further Instructions from such Obligor, and such Obligor agrees that such Issuer shall be fully protected in so complying and (B) to the extent expressly required hereby, pay any dividend or other payment with respect to the Pledged Shares directly to the Collateral Agent for the benefit of the Secured Parties. The Collateral Agent hereby agrees with the Obligors that it shall not issue any such Instruction unless an Event of Default has occurred and is continuing.
(b)    Intellectual Property.
(i)    For the purpose of enabling the Collateral Agent to exercise rights and remedies under Section 4.05 at the direction of the Requisite Lenders at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Obligor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Obligor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Obligor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

(ii)    Notwithstanding anything contained herein to the contrary, so long as no Event of Default shall have occurred and be continuing, the Obligors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property to the extent permitted under Section 6.8 of the Credit Agreement. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, at the expense of the respective Obligor, upon the reasonable request of the respective Obligor, execute and deliver any instruments, certificates or other documents, in the form so requested, that are appropriate in such Obligor’s judgment to allow it to take any action permitted above. Further, when all Secured Obligations (other than obligations in respect of any Hedging Agreement or inchoate or contingent indemnity claims) have been Paid in Full and all Commitments have terminated or expired, the license granted pursuant to clause (i) immediately above shall automatically terminate and the Collateral Agent shall promptly execute any documents or agreements reasonably requested by the Obligors in respect thereof. The exercise of rights and remedies under Section 4.05 by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses in respect of any Collateral theretofore granted by the Obligors.
(iii)    With respect to material Intellectual Property that is owned by an Obligor, each Obligor shall, to the extent determined by such Obligor in its reasonable business judgment to be necessary in the operation of such Obligor’s business, to use commercially reasonable efforts, (A) to promptly sue for infringement, misappropriation, or dilution with respect to such Intellectual Property and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the material Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the material Patents pending as of the date hereof or hereafter until the termination of this Agreement and (D) to take all reasonable and necessary action to preserve and maintain all of such Obligor’s material Trademarks, Patents, Copyrights, domain names, other material Intellectual Property, Intellectual Property licenses, and its material rights therein, including filing of applications for renewal, affidavits of use and affidavits of noncontestability and opposition and interference and cancellation proceedings. Each Obligor hereby agrees to take the steps described in this Section 4.04(b)(iii) with respect to all new or acquired material Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled. Each Obligor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is material to the business of the Obligors, taken as a whole, in each case, to the extent determined by such Obligor in its reasonable business judgment to be necessary in the operation of such Obligor’s business. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Obligor. Each Obligor further agrees not to abandon any material Trademark, Patent, Copyright or Intellectual Property license (except in dispositions not prohibited by the Credit Documents), to the extent determined by such Obligor in its reasonable business judgment to be necessary in the operation of such Obligor’s business.
(iv)    Obligors acknowledge and agree that the Secured Parties shall have no duties with respect to the Intellectual Property or Intellectual Property licenses. Without limiting the generality of this Section 4.04(b)(iv), Obligors acknowledge and agree that no Secured Party shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property licenses against any other Person, but any member of the Secured Parties may do so at its option if an Event of Default has occurred and is continuing and the Obligors have failed to perform such obligations as required under this Section 4.04(b), and all costs and expenses incurred in connection therewith shall be paid by the Borrower to the extent required pursuant to Section 10.2 of the Credit Agreement.
(v)    Concurrently with the delivery of quarterly financial statements by the Borrower in accordance with Section 5.1(a) of the Credit Agreement, the Borrower shall give the Collateral Agent notice of any new acquisition or exclusive license of any registration of any Copyright with the United States Copyright Office; and

(vi)    Concurrently with the delivery of quarterly financial statements by the Borrower in accordance with Section 5.1(a) of the Credit Agreement, the Borrower shall give the Collateral Agent written notice of any new acquisition by an Obligor of all material Patents or Trademarks registrations or for which an application for the registration of any such material Patent or Trademark with the PTO has been filed during the quarter to which such financial statements relate.
(c)    Chattel Paper. Each Obligor shall (i) deliver to the Collateral Agent each original of each item of Chattel Paper valued in excess of $500,000 and (ii) if requested by the Requisite Lenders, cause each such original and each copy thereof to bear a conspicuous legend, in form and substance reasonably satisfactory to the Requisite Lenders, indicating that such Chattel Paper is subject to the security interest granted hereby and that purchase of such Chattel Paper by a Person other than the Collateral Agent without the consent of the Collateral Agent (acting at the direction of the Requisite Lenders) may violate the rights of the Collateral Agent.
(d)    Control Agreements. Each Obligor shall obtain a Control Agreement from each securities intermediary or commodities intermediary issuing or holding any Financial Assets or commodities to or for any Obligor, in each case to the extent required pursuant to Section 5.13 of the Credit Agreement.
(e)    Letter-of-Credit Rights. Each Obligor that is or becomes the beneficiary of a letter of credit with a value in excess of $500,000 shall promptly (and in any event within ten (10) Business Days after becoming a beneficiary), notify the Collateral Agent thereof and, upon the request by the Requisite Lenders, use commercially reasonable efforts to enter into a tri-party agreement with the Collateral Agent and the issuer or confirming bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to the Collateral Agent and directing all payments thereunder to the Collateral Agent’s Account, in form and substance reasonably satisfactory to the Requisite Lenders.
(f)    Commercial Tort Claims. Each Obligor agrees that, if it shall acquire any interest in any Commercial Tort Claim, (i) such Obligor shall promptly notify the Collateral Agent of the existence and nature of such Commercial Tort Claim and deliver a supplement to Annex 6 containing a reasonable description of such Commercial Tort Claim, in form and substance reasonably satisfactory to the Requisite Lenders, and (ii) Section 3 shall apply to such Commercial Tort Claim. Any supplement to Annex 6 delivered pursuant to this Section 4.04(f) shall, after the receipt thereof by the Collateral Agent, become part of Annex 6 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt. Notwithstanding the foregoing, the requirements of this Section 4.04(f) shall not apply to a Commercial Tort Claim with a value of less than $500,000.
4.05    Remedies.
(a)    Rights and Remedies Generally upon an Event of Default. If an Event of Default shall have occurred and is continuing, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the fullest extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof; and without limiting the foregoing:
(i)    the Collateral Agent may, in its name or in the name of any Obligor or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;
(ii)    the Collateral Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(iii)    the Collateral Agent may require the Obligors to notify (and each Obligor hereby authorizes the Collateral Agent to so notify) each account debtor in respect of any Account, Chattel Paper or General Intangible, and each obligor on any Instrument, constituting part of the Collateral that such Collateral has been assigned to the Collateral Agent hereunder, and to instruct that any payments due or to become due in respect of such Collateral shall be made directly to the Collateral Agent or as it may direct (and if any such payments, or any other Proceeds of Collateral, are received by any Obligor they shall be held in trust by such Obligor for the benefit of the Collateral Agent and as promptly as possible remitted or delivered to the Collateral Agent for application as provided herein);
(iv)    the Collateral Agent may require the Obligors to assemble the Collateral at such place or places, reasonably convenient to the Collateral Agent and the Obligors, as the Collateral Agent may direct;
(v)    the Collateral Agent may require the Obligors to cause the Pledged Shares to be transferred into the name of the Collateral Agent or its nominee (and the Collateral Agent agrees that if any of such Pledged Shares are transferred into its name or the name of its nominee, the Collateral Agent will thereafter promptly give to respective the Obligor (through the Borrower) copies of any notices and communications received by it with respect to such Pledged Shares); and
(vi)    the Collateral Agent may sell, lease, license, sublicense, assign or otherwise dispose of all or any part of the Collateral, at such place or places as the Collateral Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required by applicable statute and cannot be waived), and the Collateral Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligors, any such demand, notice and right or equity being hereby expressly waived and released. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.
The Proceeds of each collection, sale or other disposition under this Section 4.05, including by virtue of the exercise of any license granted to the Collateral Agent in Section 4.04(b), shall be applied in accordance with Section 4.09.
(b)    Certain Securities Act Limitations. The Obligors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable federal, foreign or state securities laws, or otherwise, the Collateral Agent may determine that a public sale is impracticable, not desirable or not commercially reasonable and may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

(c)    Other acts. Each Obligor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares pursuant to this Section 4.05 valid and binding and in compliance with all other applicable legal requirements. Each Obligor further agrees that a breach of any covenant contained in this Section 4.05 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 4.05 shall be specifically enforceable against such Obligor, and such Obligor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.
(d)    Notice. The Obligors agree that to the extent the Collateral Agent is required by applicable law to give reasonable prior notice of any sale or other disposition of any Collateral, ten (10) days’ notice shall be deemed to constitute reasonable prior notice.
4.06    Deficiency. If the Proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Obligors shall remain liable for any deficiency.
4.07    Locations; Names, Etc. Without at least twenty (20) days’ prior written notice to the Collateral Agent, no Obligor shall agree to or authorize any modification of the terms of any items of Collateral that would result in a change thereof from one UCC category to another such category (such as from General Intangible to Investment Property), if the effect of any such change would be to result in a loss of perfection of, or diminution of priority for, the security interests created hereunder in such item of Collateral, or the loss of control (within the meaning of Section 9-104, 9-105, 9-106 or 9-107 of the UCC) over such item of Collateral.
4.08    Private Sale. The Secured Parties shall incur no liability as to the Obligors as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. Each Obligor hereby waives any claims against the Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.
4.09    Application of Proceeds. The Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under this Section 4, shall be applied by the Collateral Agent in accordance with Section 8.2 of the Credit Agreement.
4.10    Attorney-in-Fact. Upon the occurrence and during the continuance of any Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Section 4 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. Nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or, unless directed by the Requisite Lenders, to present or file any claim or notice, or, unless directed by the Requisite Lenders, to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.

4.11    Perfection and Recordation. Each Obligor authorizes the Collateral Agent to file (a) UCC financing statements and amendments thereto, including financing statements describing the Collateral as “all assets” or “all personal property” of such Obligor (provided that no such description shall be deemed to modify the description of Collateral set forth in Section 3); and (b) any Trademarks Security Agreement in the form of Exhibit A hereto and/or Patents Security Agreement in the form of Exhibit B hereto with the PTO and any Copyrights Security Agreement with the United States Copyright Office in the form of Exhibit C hereto required in order to perfect any Lien granted pursuant to Section 4 in Trademark Collateral, Patent Collateral or Copyright Collateral, respectively.
4.12    Termination; Releases. When all Secured Obligations (other than obligations in respect of any Hedging Agreement) shall have been Paid in Full and all Commitments have terminated or expired, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Obligor hereunder shall terminate, and the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money or Proceeds received in respect thereof, to or on the order of the respective Obligor and to be released and canceled all licenses and other rights granted hereunder. The Collateral Agent shall also, at the expense of such Obligor, and without representation by or recourse to the Collateral Agent, execute and deliver to the respective Obligor upon such termination such UCC amendments or termination statements and such other documentation as shall be reasonably requested by the respective Obligor to effect the termination and release of the Liens on the Collateral as required by this Section 4.12. The Collateral Agent is authorized to (i) release and terminate the security interests granted hereby in applicable Collateral at the time or times and in the manner set forth in Section 9.10 of the Credit Agreement and (ii) release any Guarantor from its obligations under this Agreement at the time or times and in the manner set forth in Section 9.10 of the Credit Agreement. In addition, upon any sale or disposition of any item of Collateral in a transaction expressly permitted under the Credit Agreement, the Collateral Agent agrees to execute a release of its security interest in such item of Collateral, and the Collateral Agent shall, upon the reasonable request of the Obligors and at the Obligors’ cost and expense, execute and deliver to the Obligors such documents as the Obligors shall reasonably request to evidence such release, without representation, warranty or recourse of any kind.
4.13    Further Assurances. Each Obligor agrees that, from time to time upon the written request of the Requisite Lenders, such Obligor will execute and deliver such further documents and do such other acts and things as the Requisite Lenders may reasonably request in order fully to effect the provisions of this Agreement. The Collateral Agent, at the expense of such Obligor, and without representation by or recourse to the Collateral Agent, shall promptly release any Lien covering any asset that has been disposed of pursuant to Section 6.8 of the Credit Agreement (other than to an Obligor) or that has been disposed of with the consent of the Requisite Lenders under the Credit Agreement.
Section 5.    Miscellaneous.
5.01    Notices Generally. (a) Any notice or other communication herein required or permitted to be given to an Obligor, the Collateral Agent shall be sent to such Person’s address as set forth at its “Address for Notices” specified beneath its name on the signature pages hereto. Except as otherwise set forth in Section 5.01(b), each notice hereunder shall be in writing and may be personally served or sent by telefacsimile (except for any notices sent to the Collateral Agent) or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to the Collateral Agent shall be effective until received by the Collateral Agent; provided further, any such notice or other communication shall at the request of the Administrative Agent be provided to any sub-agent appointed pursuant to Section 9.5 of the Credit Agreement as designated by the Collateral Agent from time to time.
(b)    Electronic Communications. The parties hereto agree that the provisions of Section 10.1(b)(i) of the Credit Agreement are applicable, mutatis mutandis, to this Agreement.

5.02    No Waiver. No failure on the part of any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.
5.03    Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Obligor, the Collateral Agent (in accordance with Section 10.5 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Secured Parties and each Obligor.
5.04    Expenses; Indemnification. The parties hereto agree that the provisions of Section 10.2 and Section 10.3(a) of the Credit Agreement are applicable, mutatis mutandis, to this Agreement.
5.05    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of each Obligor and the Secured Parties (provided that no Obligor shall assign or transfer its rights or obligations hereunder without the prior written consent of the Requisite Lenders).
5.06    Collateral Agent. In connection with this Agreement, the Collateral Agent shall have all rights, privileges, protections, indemnities, exculpations and immunities in favor of the Collateral Agent under the Credit Agreement and the other Loan Documents, including, without limitation, the right to request written instructions or confirmations from the Requisite Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Collateral Agent shall believe in good faith to be necessary) prior to taking any action hereunder and the right to appoint designees, sub-agents, or attorneys-in-fact to exercise any rights and powers conferred on the Collateral Agent hereunder. For the avoidance of doubt, and without limiting the other protections set forth herein, in the Credit Agreement and the other Loan Documents, with respect to any approval, determination, designation, or judgment to be made by the Collateral Agent herein, the Collateral Agent shall be entitled to request that the Requisite Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Collateral Agent shall believe in good faith shall be necessary) make or confirm such approval, determination, designation, or judgment.
5.07    Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (i.e., “pdf” or “tif” shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
5.08    Governing Law; Submission to Jurisdiction; Etc.
(a)    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(b)    SUBMISSION TO JURISDICTION. SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO SHALL BE BROUGHT IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH OBLIGOR AND THE COLLATERAL AGENT, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY THE COLLATERAL AGENT IN RESPECT OF RIGHTS UNDER ANY SECURITY AGREEMENT GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 5.01; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE OBLIGOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.
5.09    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 5.09 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
5.10    Captions. The captions and section headings appearing herein are included solely for convenience of reference and shall not constitute a part hereof for any other purpose or be given any substantive effect.
5.11    Agents and Attorneys-in-Fact. The Collateral Agent may employ agents and attorneys in fact in compliance with Section 9.5 of the Credit Agreement, in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

5.12    Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
5.13    Additional Obligors. As contemplated Section 5.10 of the Credit Agreement, certain Subsidiaries of the Borrower formed, acquired or that cease to be Excluded Subsidiaries after the date hereof, or certain other Subsidiaries not a party hereto on the date hereof, may be required to become an “Obligor” under this Agreement, by executing and delivering to the Collateral Agent a Counterpart Agreement substantially in the form of Exhibit D hereto or such other form as the Requisite Lenders shall approve. Accordingly, upon the execution and delivery of any such Counterpart Agreement by any such new Subsidiary, such new Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become an “Obligor” under and for all purposes of this Agreement, and each of the Annexes hereto shall be supplemented in the manner specified in such Counterpart Agreement.”
5.14    Entire Agreement. This Agreement and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
5.15    Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Obligor for liquidation or reorganization, should any Obligor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Obligor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
PLAYBOY ENTERPRISES, INC.,
as Borrower and an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

PLBY GROUP, INC.,
as Holdings and an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

OBLIGORS:
YANDY ENTERPRISES LLC,
as an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

TLA ACQUISITION CORP.,
as an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

PLAYBOY ENTERPRISES
INTERNATIONAL, INC.,
as an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

PRODUCTS LICENSING LLC,
as an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

PBTV LLC,
as an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

ARTWORK HOLDINGS LLC,
as an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

PLAYBOY SPIRITS, LLC,
as an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

PLAYBOY.COM, INC.,
as an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

PLAYBOY NEW VENTURE LLC,
as an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

CHINA PRODUCTS LICENSING, LLC,
as an Obligor
By: /s/ Lance Barton
Name: Lance Barton
Title: Chief Financial Officer

ACQUIOM AGENCY SERVICES LLC,
as Collateral Agent
By: /s/ Joshua James
Name: Joshua James
Title: Senior Director

EXHIBIT A
[Form of Trademarks Security Agreement]
This TRADEMARK SECURITY AGREEMENT, dated as of [______], [___] (this “Agreement”), is made by each of the signatories hereto indicated as a “Grantor” (each a “Grantor” and collectively, the “Grantors”) in favor of Acquiom Agency Services LLC, as Collateral Agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used by not defined herein shall have the meanings given to them in the Security Agreement (as defined below).
WHEREAS, each of the Grantors is the owner of certain Trademarks as indicated in the attached Schedule of Registered Trademarks;
WHEREAS, each Grantor has contemporaneously with the execution of this Agreement entered into the Pledge and Security Agreement dated as of May 25, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in which each Grantor has granted certain interests in favor of the Collateral Agent for the benefit of the Secured Parties; and
WHEREAS, pursuant to the Security Agreement, each Grantor has agreed with the Collateral Agent and the Secured Parties to execute this Agreement;
NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, to the extent provided in the Security Agreement (the terms and conditions of which are hereby incorporated herein), a security interest in all of its right, title and interest in, to and under all the Trademarks listed on the attached Schedule of Registered Trademarks, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such Trademark, and including all renewals of registrations thereof, all rights to recover for all past, present and future infringements thereof and all rights to sue therefor, and all rights corresponding thereto throughout the world as collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations. Notwithstanding the foregoing, in the event of any conflict between this Agreement and the Security Agreement, the Security Agreement shall control. For the avoidance of doubt, notwithstanding anything to the contrary herein, no security interest is granted hereunder, and the Collateral does not include, any intent-to-use United States trademark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or (d), respectively, or, if filed, has not been deemed in conformance with 15 U.S.C. § 1051 (a) or (c), in each case, only to the extent the grant of security interest in such intent-to-use Trademark is in violation of 15 U.S.C. § 1060 and only unless and until a “Statement of Use” or “Amendment to Allege Use” is filed, has been deemed in conformance with 15 U.S.C. § 1051 (a) and (c) or examined and accepted, respectively, by the United States Patent and Trademark Office.
Date: [________ __], 20[__]
[NAME OF GRANTOR]
By:
Name:
Title:

EXHIBIT B
[Form of Patent Security Agreement]
This PATENT SECURITY AGREEMENT, dated as of [______], [____] (this “Agreement”), is made by each of the signatories hereto indicated as a “Grantor” (each a “Grantor” and collectively, the “Grantors”) in favor of Acquiom Agency Services LLC, as Collateral Agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used by not defined herein shall have the meanings given to them in the Security Agreement (as defined below).
WHEREAS, each of the Grantors is the owner of certain patent applications and patents as indicated in the attached Schedule of Patents and Patent Applications;
WHEREAS, each Grantor has contemporaneously with the execution of this Agreement entered into the Pledge and Security Agreement dated as of May 25, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in which each Grantor has granted certain interests in favor of the Collateral Agent for the benefit of the Secured Parties; and
WHEREAS, pursuant to the Security Agreement, each Grantor has agreed with the Collateral Agent and the Secured Parties to execute this Agreement;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, to the extent provided in the Security Agreement (the terms and conditions of which are hereby incorporated herein), a security interest in all of its right, title and interest in, to and under all the patents and patent applications listed on the attached Schedule of Patents and Patent Applications, together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto throughout the world, as collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations. Notwithstanding the foregoing, in the event of any conflict between this Agreement and the Security Agreement, the Security Agreement shall control.
Date: [________ __], 20[__]
[NAME OF GRANTOR]
By:
Name:
Title:

EXHIBIT C
[Form of Copyrights Security Agreement]
This COPYRIGHT SECURITY AGREEMENT, dated as of [_______], [__] (this “Agreement”), is made by each of the signatories hereto indicated as a “Grantor” (each a “Grantor” and collectively, the “Grantors”) in favor of Acquiom Agency Services LLC, as Collateral Agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used by not defined herein shall have the meanings given to them in the Security Agreement (as defined below).
WHEREAS, each of the Grantors is the owner of certain copyrights as indicated in the attached Schedule of Registered Copyrights;
WHEREAS, each Grantor has contemporaneously with the execution of this Agreement entered into the Pledge and Security Agreement dated as of May 25, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in which each Grantor has granted certain interests in favor of the Collateral Agent for the benefit of the Secured Parties; and
WHEREAS, pursuant to the Security Agreement, each Grantor has agreed with the Collateral Agent and the Secured Parties to execute this Agreement;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, to the extent provided in the Security Agreement (the terms and conditions of which are hereby incorporated herein), a security interest in all of its right, title and interest in, to and under all the copyrights listed on the attached Schedule of Registered Copyrights, including all renewals and extensions thereof, all rights to sue and recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto, as collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations. Notwithstanding the foregoing, in the event of any conflict between this Agreement and the Security Agreement, the Security Agreement shall control.
Date: [________ __], 20[__]
[NAME OF GRANTOR]
By:
Name:
Title:

EXHIBIT D
[Form of Counterpart Agreement]
COUNTERPART AGREEMENT
COUNTERPART AGREEMENT, dated as of ________ __, ____ by [NAME OF ADDITIONAL OBLIGOR], a [STATE OF FORMATION], [TYPE OF ENTITY] (the “Additional Obligor”), in favor of ___________, as Collateral Agent for the parties defined as “Lenders” under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Collateral Agent”).
PLAYBOY ENTERPRISES, INC., a Delaware corporation (the “Borrower”), the other Obligors referred to therein and the Collateral Agent are parties to a Credit and Guaranty Agreement dated as of May 25, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). In connection with the Credit Agreement, the Borrower, the Obligors referred to therein and the Collateral Agent are parties to a Pledge and Security Agreement dated as of May 25, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).
Pursuant to Section 5.13 of the Security Agreement, the Additional Obligor hereby agrees to become an “Obligor” for all purposes of the Security Agreement (and hereby supplements each of the Annexes to the Security Agreement in the manner specified in Appendix A hereto). Without limiting the foregoing, the Additional Obligor hereby:
(a)    as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration, by liquidation or otherwise) of the Secured Obligations, pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under the Collateral, in each case whether tangible or intangible, wherever located, and whether now owned by it or hereafter acquired and whether now existing or hereafter coming into existence, in the same manner and to the same extent as is provided in Section 3 of the Security Agreement; and
(b)    represents that each of the representations and warranties set forth in Section 2 of the Security Agreement with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Credit Documents included reference to this Agreement, in each case, is true and correct in all material respects.
This Agreement shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof that would result in the application of any law other than the law of the State of New York.

IN WITNESS WHEREOF, the Additional Obligor has caused this Counterpart Agreement to be duly executed and delivered as of the day and year first above written.
[NAME OF ADDITIONAL OBLIGOR]
By:
Title:
Accepted and agreed:
ACQUIOM AGENCY SERVICES LLC,
as Collateral Agent
By:
Title